Accounts Receivable, Net - Summary Of Accounts Receivable And The Related Bad Debt Provision (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
Trade receivable	¥ 18,439		¥ 32,852
Less: allowance for expected credit losses	(5,424)		(3,713)
Total accounts receivable, net	¥ 13,015	$ 1,887	¥ 29,139